UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2006

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

࿠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

࿠ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 8.01.	OTHER EVENTS

On July 5, 2006, DOV Pharmaceutical, Inc. (the “Company”) announced the reorganization of its senior management team. A copy of the press release issued in connection with such announcement (the “Press Release”) is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Company’s reorganization, on June 29, 2006, Dr. Leslie Hudson resigned from his positions as Chief Executive Officer and President and as a member of the Company’s Board of Directors. Dr. Hudson and the Company have entered into a Separation and General Release Agreement, dated as of June 29, 2006, pursuant to which the Company will make severance payments to Dr. Hudson in an aggregate amount equal to 24 months of basic compensation. Additionally, the Company has agreed to remove any restrictions on the 100,000 shares of restricted stock granted to Dr. Hudson in connection with the commencement of his employment and such shares are now fully-owned by Dr. Hudson. In addition, options to purchase 275,000 shares of the Company’s common stock that were granted to Dr. Hudson during his employment period were terminated and returned to the Company’s options available for grant under the Company’s stock option plan. The Separation and General Release Agreement is attached hereto as Exhibit 99.2.

The resignation of Dr. Hudson and the execution by Dr. Hudson and the Company of the Separation and General Release Agreement has resulted in the termination on June 29, 2006 of Dr. Hudson’s Employment Agreement with the Company. A description of the material terms of such Employment Agreement can be found in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2005 filed with the Securities and Exchange Commission on March 15, 2006.

The Company also announced in the Press Release that Dr. Arnold Lippa will serve as Executive Chairman of the Board. Dr. Lippa, 59, is a co-founder of the Company and previously served as the Company’s Chairman of the Board and Chief Executive Officer. The Company and Dr. Lippa remain party to an Amended and Restated Employment Agreement, dated as of May 23, 2005, which agreement is listed as an exhibit to the Company’s Annual Report on Form 10-K for the year-ended December 31, 2005 (and incorporated by reference therein). Dr. Lippa did not receive additional compensation in connection with his appointment as Executive Chairman, nor was his existing agreement with the Company amended. Additionally, Ms. Barbara Duncan has been promoted to President, will continue as Chief Financial Officer of the Company and will serve as a member of the Company’s Board of Directors. Ms. Duncan, 41, joined the Company in August 2001 and has served as the Company’s Senior Vice President, Finance and Chief Financial Officer and Treasurer.

Ms. Duncan will serve as a Class I Director and will fill the vacancy created by the expiration in May 2006 of a former director’s term as a member of the Board of Directors. The Board has not yet determined the committees (if any) on which Ms. Duncan will serve. Furthermore, there is no arrangement pursuant to which Ms. Duncan was elected as a member of the Board of Directors and there are no related party transactions relating to the Company and Ms. Duncan that are reportable pursuant to Item 5.02 of this Form 8-K.

In connection with Ms. Duncan’s promotion, the Company and Ms. Duncan have entered into Amendment No. 1 (the “Duncan Amendment”), dated as of June 30, 2006, to Ms. Duncan’s Employment Agreement, which was originally dated as of August 3, 2004. The Duncan Amendment provides for Ms. Duncan’s service to the Company as President and Chief Financial Officer until June 30, 2008. In connection with the execution of the Duncan Amendment, Ms. Duncan was granted options to purchase 350,000 shares of the Company’s common stock at an exercise price of $2.12 per share (the closing price on the grant date of June 30, 2006) that will vest ratably annually over four years. Such options, to the extent not vested, shall vest immediately upon a termination of Ms. Duncan’s employment by the Company without cause or a termination of employment by Ms. Duncan for good reason or within 6 months of certain events constituting a change of control of the Company. Additionally, in the event of a termination of Ms. Duncan’s employment by the Company without cause or a termination of employment by Ms. Duncan for good reason or within 6 months of certain events constituting a change of control of the Company, Ms. Duncan will be entitled to severance payments equal to the greater of (i) basic compensation for the period commencing on the date of such termination and ending June 30, 2008 and (ii) basic compensation for the period commencing on the date of such termination and ending on the date that is 12 months thereafter. The Duncan Amendment also provides that Ms. Duncan will resign as a member of the Company’s Board of Directors in the event Ms. Duncan’s employment with the Company is terminated for any reason. Ms. Duncan’s annual basic compensation was not altered by the Duncan Amendment and will remain at $344,000 for 2006. The Duncan Amendment is attached hereto as Exhibit 99.3.

The Company also announced in the Press Release that Dr. Phil Skolnick has been promoted to Executive Vice President and will continue to serve as Chief Scientific Officer of the Company. Dr. Skolnick, 59, joined the Company in January 2001 and has served as the Company’s Senior Vice President, Research and Chief Scientific Officer.

In connection with Dr. Skolnick’s promotion, the Company and Dr. Skolnick have entered into Amendment No. 1 (the “Skolnick Amendment”), dated as of June 30, 2006, to Dr. Skolnick’s Restated Employment Agreement, which was originally dated as of January 9, 2004. The Skolnick Amendment provides for Dr. Skolnick’s service to the Company as Executive Vice President and Chief Scientific Officer until June 30, 2008. In connection with the execution of the Skolnick Amendment, Dr. Skolnick was granted options to purchase 350,000 shares of the Company’s common stock at an exercise price of $2.12 per share (the closing price on the grant date of June 30, 2006) that will vest ratably annually over four years. Such options, to the extent not vested, shall vest immediately upon a termination of Dr. Skolnick’s employment by the Company without cause or a termination of employment by Dr. Skolnick for good reason or within 6 months of certain events constituting a change of control of the Company. Additionally, in the event of a termination of Dr. Skolnick’s employment by the Company without cause or a termination of employment by Dr. Skolnick for good reason or within 6 months of certain events constituting a change of control of the Company, Dr. Skolnick will be entitled to severance payments equal to the greater of (i) basic compensation for the period commencing on the date of such termination and ending June 30, 2008 and (ii) basic compensation for the period commencing on the date of such termination and ending on the date that is 12 months thereafter. Dr. Skolnick’s annual basic compensation was not altered by the Skolnick Amendment and will remain at $344,000 for 2006. The Skolnick Amendment is attached hereto as Exhibit 99.4.

Finally, the Company and Dr. Warren Stern have executed Amendment No. 1 (the “Stern Amendment”), dated as of June 30, 2006, to Dr. Stern’s Employment Agreement, which was originally dated as of September 10, 2003. The Stern Amendment provides for an extension of the term of Dr. Stern’s service to the Company as Senior Vice President of Drug Development from September 10, 2006 until March 31, 2007; provided, however, that the hours of service provided by Dr. Stern to the Company and Dr. Stern’s basic compensation will be reduced by (i) 30% from October 1, 2006 until January 1, 2007 and (ii) 50% from January 1, 2007 until March 31, 2007. In connection with the execution of the Stern Amendment, Dr. Stern was granted options to purchase 75,000 shares of the Company’s common stock at an exercise price of $2.12 per share (the closing price on the grant date of June 30, 2006) that will vest in full on March 31, 2007. Such options, to the extent not vested, shall vest immediately upon a termination of Dr. Stern’s employment by the Company without cause or a termination of employment by Dr. Stern for good reason or within 6 months of certain events constituting a change of control of the Company. Additionally, the Stern Amendment provides that Dr. Stern shall be paid on October 1, 2006 for all accrued and unused vacation accumulated by Dr. Stern prior to such date and Dr. Stern shall be entitled to three weeks of paid vacation during the period between October 1, 2006 and March 31, 2007. The Company has also agreed pursuant to the Stern Amendment to reimburse Dr. Stern for travel or other expenses relating to Dr. Stern’s commute to the Company’s Somerset offices and local lodging in Somerset, New Jersey provided that such expenses shall in no event exceed $370 every 10 business days. The Stern Amendment is attached hereto as Exhibit 99.5.

ITEM 9.01.	EXHIBITS.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Title
99.1	Press Release, dated July 5, 2006, of DOV Pharmaceutical, Inc.
99.2	Separation and General Release Agreement, dated as of June 29, 2006, by and between Dr. Leslie Hudson and DOV Pharmaceutical, Inc.
99.3	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, by and between Ms. Barbara Duncan and DOV Pharmaceutical, Inc.
99.4	Amendment No. 1 to Restated Employment Agreement, dated as of June 30, 2006, by and between Dr. Phil Skolnick and DOV Pharmaceutical, Inc.
99.5	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, by and between Dr. Warren Stern and DOV Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date:	July 6, 2006	By:	/s/ Barbara Duncan Barbara Duncan President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press Release, dated July 5, 2006, of DOV Pharmaceutical, Inc.
99.2	Separation and General Release Agreement, dated as of June 29, 2006, by and between Dr. Leslie Hudson and DOV Pharmaceutical, Inc.
99.3	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, by and between Ms. Barbara Duncan and DOV Pharmaceutical, Inc.
99.4	Amendment No. 1 to Restated Employment Agreement, dated as of June 30, 2006, by and between Dr. Phil Skolnick and DOV Pharmaceutical, Inc.
99.5	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, by and between Dr. Warren Stern and DOV Pharmaceutical, Inc.